Sky Financial Group

acquisition of

Three Rivers Bank

Focused On The Future

Investor Presentation

May 7, 2002

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Sky Financial and Three Rivers, including future financial and operating results, cost savings and accretion to reported earnings that may be realized from the merger; (ii) Sky Financial's and Three Rivers' plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" or words of similar meaning. These forward-looking statements are based upon the current beliefs and expectations of Sky Financial's and Three Rivers' management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Sky Financial and Three Rivers may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of Three Rivers may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) the risks associated with continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Sky Financial's and Three Rivers' markets; (10) the risk of an economic slowdown that would adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Sky Financial's and Three Rivers' reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Sky Financial or Three Rivers or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Sky Financial and Three Rivers do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Additional Information

The proposed transaction will be submitted to Three Rivers' stockholders for their consideration. Sky Financial and Three Rivers will file with the SEC a registration statement, a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. Stockholders of Three Rivers are urged to read the registration statement and the joint proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Sky Financial and Three Rivers, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can be obtained, without charge, by directing a request to Sky Financial Group, Shareholder Relations, 10 East Main Street, Salineville, OH 43945 (800-576-5007) or to Three Rivers Bancorp, Investor Relations, 2681 Mosside Blvd., Monroeville, PA 15146 (412-666-8048).

Three Rivers and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Three Rivers in connection with the merger. Information about the directors and executive officers of Three Rivers and their ownership of Three Rivers common stock is set forth in the proxy statement, dated March 4, 2002, for Three Rivers' 2002 annual meeting of stockholders, as filed with the SEC on a Schedule 14A.

Outline

- Strategic Rationale
- Transaction Terms and Pricing
- Pro Forma Financial Impact
- Summary
- Appendix

Strategic Rationale

Transaction Rationale

Franchise Enhancing

- Complementary Pennsylvania footprint
- Increase in critical mass in large, attractive Pittsburgh market
- Appealing market characteristics
- Creation of organic growth opportunities for Sky's community relationship model

Attractive Financial Results

- Immediately accretive to GAAP and cash earnings and book value per share
- 1.9%, or 3 cents, accretion to cash EPS in 2003
- 1.0%, or 2 cents, accretion to GAAP EPS in 2003
- Transaction IRR in excess of 15%
- Strong pro forma financial position

Low Risk Transaction

- Conservative cost savings validated through due diligence
- Identical operating systems
- Commonality of cultures and business philosophy
- Sky Financial has demonstrated success in executing and integrating similar transactions

Franchise Enhancing


Monaca
Cranberry
BEAVER
Aliquippa
New Kensington
ALLEGHENY
Monroeville
Pittsburgh
McKeesport
Bethel Park
Jeannette
WESTMORELAND
WASHINGTON
Finleyville
Jefferson
Washington
Sky Financial Branches
Three Rivers Branches

Pittsburgh MSA				
Rank	Company	Branches	Deposits	Share
1	PNC Financial	101	$10,689	24.23 %
2	National City	148	8,101	18.36
3	Mellon Financial	2	6,724	15.24
4	Royal Bank of Scotland	101	3,534	8.01
5	Dollar Bank	26	1,770	4.01
	SKY PRO FORMA	46	1,718	3.90
6	Parkvale Financial	38	1,335	3.03
7	Sky Financial	21	956	2.17
8	F.N.B. Corp.	62	947	2.15
9	First Commonwealth	22	897	2.03
10	Three Rivers	25	762	1.73

	Three Rivers Bancorp				SKYF	Pro Forma	Pro Forma
Market	Branches	Deposits	Share	Rank	Rank	Deposits	Rank
Pittsburgh MSA	25	$761.5	1.73 %	10	7	$1,718.0	6
Allegheny County	19	630.3	2.03	7	32	477.3	7
Washington County	3	59.6	2.23	9	13	89.8	8
Westmoreland County	3	71.6	1.46	14	NA	71.6	14
Pennsylvania	25	761.5	0.42	31	19	2,606.0	14

Building Market Share

- In addition to a #6 ranking in the Pittsburgh MSA, Sky already has a #1 ranking in Beaver County and a #4 ranking in Butler County



OH
PA
Pittsburgh
Sky Financial Branches
Three Rivers Branches
BUTLER
BEAVER
ALLEGHENY
FAYETTE
SOMERSET
HARRISON

Source: SNL Financial. $ in millions. Excludes branches with no current deposits.

Beaver County

Rank	Company	Branches	Deposits	Share
1	SKY FINL GROUP	15	[illegible]	34.9[illegible] %
2	Royal Bank of Scotland	8	316	15.50
3	National City	5	[illegible]	11.19
4	PHSB Fin.	5	183	9.88
5	PHB	7	187	7.98
6	ESB Fin.	4	186	7.93
7	Parkvale Fin.	3	77	4.19
8	Union Building & Loan	1	33	1.78
9	[illegible] Building & Savings	1	32	1.71
10	[illegible]	1	14	0.78

Butler County

Rank	Company	Branches	Deposits	Share
1	National City	8	517	16.51 %
2	Citizens	11	337	11.67
3	PNC Fin. Services	7	351	11.46
4	SKY FINL GROUP	6	197	9.38
5	Slippery Rock Fin.	6	192	9.17
6	Royal Bank of Scotland	4	177	8.46
7	Mars National Bank	5	138	6.60
8	Northwest Bancorp	5	93	4.45
9	[illegible] Bancorp	1	69	3.29
10	Pittsburgh Fin.	1	64	3.04

Allegheny County

Rank	Company	Branches	Deposits	Share
1	PNC Fin. Services	7[illegible]	[illegible]	38.88 %
2	Mellon Fin.	3	6,75[illegible]	21.67
3	National City	88	5,3[illegible]1	16.89
4	Royal Bank of Scotland	60	2,318	7.18
5	Dollar Bank FSB	31	1,575	5.07
6	Parkvale Fin.	36	943	3.00
	SKY FINL GROUP	39	677	2.18
7	Three Rivers Bancorp	19	630	2.03
8	[illegible] Bancorp	7	549	1.77
9	ESB Fin.	11	513	1.66
10	S&T Bancorp	7	314	1.04

Sky Financial Group

Three Rivers Bank

Appealing Market Characteristics

- The population of the greater Pittsburgh area, at approximately 2,357,000, represents 18% of Sky's footprint
- The Pittsburgh MSA is the largest MSA in Sky's franchise and the 22nd largest MSA in the United States
- Pittsburgh is the only U.S. city to consistently rank in Rand McNally's Top 10 Most Livable Cities in North America over the last 10 years
- Pittsburgh has also historically ranked among the Top 10 U.S. Cities for Relocation of Families and Business, as well as among the Top 10 Cities to Grow Personal Wealth
- Fortune Magazine ranks Pittsburgh the 3rd Best for Business
- Entrepreneur magazine ranked Pittsburgh as the 9th Best City in the U.S. for Small Business
- Ranks 7th in the nation in the number of Fortune 500 companies headquartered there
- The Southwest Pennsylvania region is home to 28 colleges and universities with an annual enrollment of 100,000
- Allegheny County ranks #2 in Pennsylvania for number of start-up companies located there

Source: Pittsburgh Office of Economic Development.

Sky Financial Group

Three Rivers Bank

Transaction Terms and Pricing

Transaction Summary

Implied Transaction Price:	$18.48 / Share [1]
Aggregate Transaction Value:	$156.5 Million [2]
Stock Component to Shareholders:	Approximately 4.919 Million SKYF Shares [3]
Cash Component to Shareholders:	Approximately $42.4 Million [4]
Aggregate Consideration Mix:	Approximately 72.9% Stock / 27.1% Cash
Stock / Cash Election:	Stockholders to elect between SKYF Common Stock and Cash; Stockholders will receive equivalent value per share regardless of election
Transaction Structure:	Tax-Free Exchange of Stock Plus a Cash Component
Board Representation:	A member of TRBC's board will join Sky Financial Group's Board of Directors
Due Diligence:	Completed
Anticipated Closing:	Fourth Quarter 2002

(1) Based on SKYF closing stock price of $23.10 on May 7, 2002.

(2) Based on 8.541 million TRBC shares outstanding, including 0.342 million shares owned by SKYF at a cost basis of $2.9 million, plus in the money value of TRBC options of $2.1 million.

(3) Based on 8.541 million TRBC shares outstanding minus 0.342 million TRBC shares currently owned by SKYF, multiplied by the exchange ratio of 0.800x, taking into consideration a 75% stock / 25% cash deal structure.

(4) Includes $2.9 million paid for shares already owned by SKYF and $2.1 million value of TRBC stock options.

Sky Financial Group

Three Rivers Bank

Deal Pricing

Purchase Price Per Share: (1)	$18.48
Premium to Market:	26.6 %(2)
Price / LTM Core EPS:	19.6 x
Price / 2002 Estimated EPS: (3)	17.1 x
Price / 2002 Estimated EPS w/ Synergies: (4)	12.4 x
Price / Book Value: (5)	1.90 x
Price / Tangible Book Value: (5)	2.24 x
Deposit Premium:	11.2 %
Sky Financial 2002 P/E:	14.5 x

(1) Based on SKYF's closing price of $23.19 as of May 7, 2002.
(2) Based on TRBC's closing stock price of $14.60 on May 7, 2002.
(3) Based on internal TRBC earnings projections for 2002. Estimate adjusted to reflect elimination of current CDI amortization, which equates to $0.06 per TRBC share.
(4) 2002 estimated EPS pro forma for fully phased-in cost savings, which equates to $0.41 per TRBC share.
(5) Based on stated book value and intangible assets as of March 31, 2002.

Sky Financial Group

Three Rivers Bank

Pro Forma Financial Impact

Pro Forma Earnings Impact

($ in millions)

Earnings Projections	Projected for Fiscal Year 2003
Sky Financial Earnings	$143.5
Three Rivers Earnings (1)	10.2
Anticipated Cost Savings (2)	3.7
CDI Amortization Expense (3)	(1.7)
Other Adjustments (4)	(1.9)
Pro Forma Net Income	$153.8

(1) TRBC earnings adjusted to reflect elimination of $0.6 million in current after-tax CDI amortization expense.
(2) Assumes cost savings equivalent to 25% of TRBC's core expense base taking into account 3% annual expense growth.
(3) Core deposit intangible equivalent to 5% of TRBC's core deposits amortized straight-line over 7 years.
(4) Includes effects of financing cash component of consideration and restructuring charge. Cost of cash assumed to be 7.125%

Accretive To GAAP And Cash Earnings

Earnings Per Share Projections	Projected for Fiscal Year 2003
Current GAAP EPS Estimate (1)	$1.76
Pro Forma GAAP EPS	1.78
GAAP Accretion to Sky Financial ($)	**$0.018**
GAAP Accretion to Sky Financial (%)	**1.0%**
Stand-Alone Cash EPS Estimate	$1.82
Pro Forma Cash EPS	1.85
Cash Accretion to Sky Financial ($)	**$0.035**
Cash Accretion to Sky Financial (%)	**1.9%**

(1) *Based on IB/E/S median EPS estimate as of May 7, 2002*

Sky Financial Group

Three Rivers Bank

Estimated Cost Savings

- Conservative cost savings assumptions have been validated through due diligence

($ in millions)

Sources of Cost Savings	Projected for Fiscal Year 2003	Percent of TRBC Expense
Salaries & Benefits	$2.6	23 %
Other Operating	3.1	27
Total Cost Savings (Pre-Tax)	**$5.7**	**25 %**
Total Cost Savings (Post-Tax)	**$3.7**	

Sky Financial Group

Three Rivers Bank

Estimated Restructuring Costs

- Sky Financial estimates pre-tax merger costs of approximately $20 million

($ in millions)	Cost
Transaction Costs	$1.5
Conversion / Integration Costs	1.9
Employee-Related Costs	5.0
Balance Sheet Restructuring [1]	11.6
Total Merger Costs (Pre-Tax)	**$20.0**
Taxes	$6.3
Total Merger Costs (After-Tax)[2]	**$13.7**

(1) Includes pre-payment penalties on FHLB advances.

(2) Assumes 90% of total restructuring charge is tax deductible.

Summary Financial Impact

	Sky Financial	Three Rivers	Pro Forma[1]
Assets	$9,461	$1,010	$10,471
Loans	6,522	559	7,081
Deposits	6,817	766	7,583
Borrowings	1,748	150	1,899
Equity	671	83	783
Market Cap.	1,912	125	2,026
Branches	210	25	235

Financial data as of March 31, 2002, from SNL Financial. Market data as of May 7, 2002.

(1) Excludes purchase accounting adjustments, except for equity which takes into account 27.1%/72.9% cash/stock consideration mix.

Sky Financial Group

Three Rivers Bank

Strong Pro Forma Financial Position

	Sky Financial	Three Rivers	Pro Forma
ROAA	1.36 %	0.93 %	1.35 %[1]
ROAE	18.7	10.7	18.3 [1]
Net Interest Margin	3.90	3.33	3.84
Efficiency Ratio	51.7	59.8	50.5 [1]
Non-Interest Income/Operating Revenue	28.1	13.6	27.1
Core Deposits / Total Dep.[2]	86.0 %	87.8 %	86.2 %
Borrowings / Assets	18.5	14.9	18.1
NPAs / Assets	0.43 %	0.32 %	0.42 %
Reserves / Loans	1.60	1.42	1.58
NCOs / Average Loans	0.46	0.10	0.43

Based on financial data for the quarter ended March 31, 2002. Source: SNL Financial.

(1) Pro forma ROAA, ROAE and efficiency ratio include impact of projected 25% cost savings on a fully phased-in basis.

(2) Figure at December 31, 2001.

Sky Financial Group

Three Rivers Bank

Summary

Summary

- Franchise enhancing transaction that builds market share in attractive major metro market
- Excellent strategic fit with Sky's community relationship model
- Attractive financial results based upon conservative transaction assumptions
- Low risk transaction as compared to previous acquisitions
- Creates a platform for revenue growth through enhancement of TRBC's fee income potential

Sky Financial Group

Three Rivers Bank

Appendix

TRBC Historical Balance Sheet

($ in thousands)	At December 31,			At March 31,
	1999[1]	2000	2001	2002
Assets				
Cash and Equivalents	$24,589	$15,471	$46,109	$33,941
Securities Available for Sale	522,264	416,745	380,598	377,852
Total Cash and Securities	$546,853	$432,216	$426,707	$411,793
Gross Loans HFI	$517,332	$488,925	$565,889	$567,167
Loan Loss Reserves	5,096	5,393	7,992	8,079
Total Net Loans	$512,236	$483,532	$557,897	$559,088
Real Estate Owned	$6,869	$70	$417	$807
Total Intangibles	3,089	2,446	12,676	12,520
Other Assets	51,763	28,797	24,903	26,242
Total Assets	**$1,120,810**	**$947,061**	**$1,022,600**	**$1,010,450**
Liabilities				
Deposits	$572,710	$631,990	$774,253	$766,278
Total Borrowings	479,081	244,675	156,512	150,480
Other Liabilities	13,226	11,672	9,453	10,878
Total Liabilities	**$1,065,017**	**$888,337**	**$940,218**	**$927,636**
Equity	**$55,793**	**$58,724**	**$82,382**	**$82,814**
Total Liabilities & Equity	**$1,120,810**	**$947,061**	**$1,022,600**	**$1,010,450**

Source: SNL Financial.

(1) 1999 balances for Three Rivers Bank and Trust.

TRBC Historical Income Statement

($ in thousands)	For the Year Ended December 31,			For the Quarter Ended,	
	1999[1]	2000	2001	3/31/01	3/31/02
Total Interest Income	$74,026	$70,415	$66,995	$16,491	$15,501
Total Interest Expense	43,128	44,325	40,660	10,514	7,851
Net Interest Income	**$30,898**	**$26,090**	**$26,335**	**$5,977**	**$7,650**
Loan Loss Provision	$375	$600	$1,050	$150	$225
Trust Revenue	$971	$216	$120	$30	$25
Service Charges on Deposits	1,861	1,983	2,013	484	456
Other Non-interest Income	10,892	2,524	2,656	581	723
Total Non-interest Income	**$13,724**	**$4,723**	**$4,789**	**$1,095**	**$1,204**
Gain/Loss on Sale of Securities	$273	-$461	$297	-$3	$162
G&A Expense	$18,663	$13,107	$13,768	$3,358	$3,829
Amortization of Intangibles	403	392	602	95	206
Other Noninterest Expense	11,411	8,000	6,974	1,595	1,557
Total Non-interest Expense	**$30,477**	**$21,499**	**$21,344**	**$5,048**	**$5,592**
Nonrecurring Expense	$0	$2,332	$0	$0	$0
Net Income Before Taxes	$14,043	$5,921	$9,027	$1,871	$3,199
Income Taxes	4,102	936	1,858	339	896
Extraordinary Items	0	-267	0	0	0
Net Income	**$9,941**	**$4,718**	**$7,169**	**$1,532**	**$2,303**

Source: SNL Financial.
(1) 1999 data for Three Rivers Bank and Trust.

Sky Financial Group

Three Rivers Bank

TRBC Financial Performance Data

	As of or for the Year Ended Dec. 31,			For the Quarter Ended,	
	1999[1]	2000	2001	3/31/01	3/31/02
Core ROAA	0.91 %	0.68 %	0.70 %	0.62 %	0.89 %
Core ROAE	15.5	14.1	9.5	12.7	10.2
Efficiency Ratio	66.3	64.3	65.1	68.8	59.8
Net Interest Margin	2.98	2.76	2.83	2.52	3.33
NPLs / Loans	0.40 %	0.48 %	0.57 %	0.40 %	0.43 %
Reserves / NPLs	247.9	232.1	246.7	272.4	329.0
Reserves / Loans	0.99	1.10	1.41	1.08	1.42
NCOs / Average Loans	0.27	0.05	0.07	0.04	0.10
Core Deposits / Total Dep. [2]	84.7 %	83.8 %	87.8 %	85.7 %	NA
Borrowings / Assets	42.7	25.8	15.3	25.3	14.9 %
Tan. Equity / Tan. Assets	4.72 %	5.96 %	6.90 %	6.48 %	7.04 %
Tier I Ratio	12.07	11.81	11.84	11.86	11.48
Total Capital Ratio	12.97	12.85	13.09	12.91	12.73

Source: SNL Financial.

(1) 1999 for Three Rivers Bank and Trust.

(2) Core deposits exclude jumbo CDs and foreign deposits.

Sky Financial Group

Three Rivers Bank

Pro Forma Loan Portfolio

($ in millions)	Sky Financial		Three Rivers		Pro Forma	
	Balance	% of Total	Balance	% of Total	Balance	% of Total
Residential Real Estate	$1,676.0	25.9 %	$169.0	29.9 %	$1,845.0	26.2 %
Commercial Real Estate (1)	2,014.2	31.1	296.7	52.4	2,310.9	32.8
Commercial and Industrial	2,127.0	32.9	77.8	13.7	2,204.8	31.3
Consumer & Other	656.8	10.1	22.4	4.0	679.2	9.7
Total	$6,474.0		$565.9		$7,039.9	

Source: Company 10-Ks for the year ended December 31, 2001.

(1) Commercial Real Estate includes construction loans as represented in Sky Financial's 10-K.

Pro Forma Deposit Composition

($ in millions)	Sky Financial		Three Rivers		Pro Forma	
	Balance	% of Total	Balance	% of Total	Balance	% of Total
Non-Interest Demand	$822.4	12.6 %	$114.2	14.8 %	$936.6	12.8 %
Interest Bearing Demand	147.7	2.2	50.2	6.5	197.9	2.7
Savings & MMDA	2,241.3	34.3	209.8	27.1	2,451.1	33.5
Time Deposits ≤ $100,000	2,414.4	36.9	305.3	39.4	2,719.7	37.2
Time Deposits > $100,000	916.3	14.0	94.7	12.2	1,011.0	13.8
Total	$6,542.1		$774.2		$7,316.2	

Source: Company 10-Ks for the year ended December 31, 2001.

Sky Financial Group

acquisition of

Three Rivers Bank

Focused On The Future

Investor Presentation

May 7, 2002